UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

BIO-TECHNE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE
Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on June 25, 2026, Bio-Techne Corporation, a Minnesota corporation (“Bio-Techne”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Merck KGaA, Darmstadt, Germany”) and EMD Holdings NewCo, Inc., a Minnesota corporation and a wholly-owned subsidiary of Merck KGaA, Darmstadt, Germany (“Merger Sub”), providing that, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Bio-Techne (the “Merger”), whereupon Bio-Techne will continue as the surviving corporation and a wholly-owned subsidiary of Merck KGaA, Darmstadt, Germany.  On August 20, 2026, Bio-Techne filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of Bio-Techne shareholders, scheduled to be held on September 23, 2026 at 9:00 a.m. Eastern Time (the “Special Meeting”).

Litigation Related to the Merger

As of the date of this Current Report on Form 8-K, one lawsuit relating to the Merger has been filed: Robert Garfield v. Baumgartner et al., which was filed in the District Court for the Fourth Judicial District of the State of Minnesota on September 9, 2026 (the “Lawsuit”). The Lawsuit was filed by a purported Bio-Techne shareholder and alleges claims under Minnesota statutory and common law contending, among other things, that the Proxy Statement misrepresented or omitted material information. The Lawsuit names as defendants Bio-Techne and its directors, as well as Merck KGaA, Darmstadt, Germany and Merger Sub, and seeks, among other relief, an order enjoining the shareholder vote on the Merger, which is scheduled to occur at the Special Meeting.

In addition, and also as of the date of this Current Report on Form 8-K, multiple purported shareholders of Bio-Techne have delivered demand letters to Bio-Techne (collectively, the “Demand Letters”), alleging that the disclosures contained in the Proxy Statement are deficient in certain respects.  Although the outcome of, or estimate of the possible loss or range of loss from, the Lawsuit and Demand Letters cannot be predicted, Bio-Techne believes that the allegations contained in the Lawsuit and the Demand Letters are without merit.

Bio-Techne also believes that the disclosures set forth in the Proxy Statement comply fully with all applicable law and do not need to be supplemented. Nevertheless, solely to avoid the nuisance, risks, costs, and uncertainties inherent in disputes concerning these types of allegations, including the possibility that any such claim could delay or adversely affect the Merger, and to allow Bio-Techne’s shareholders to vote on the Merger at the Special Meeting, Bio-Techne has determined voluntarily to supplement certain disclosures in the Proxy Statement with the supplemental disclosures set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Bio-Techne specifically denies all allegations set forth in the Lawsuit and the Demand Letters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures

The following disclosures supplement the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used in this Current Report on Form 8-K, unless otherwise defined, have the meanings set forth in the Proxy Statement.

1.	The section of the Proxy Statement entitled “The Merger—Background of the Merger” is amended, restated and supplemented as follows:

a.	The disclosure in the fifth paragraph on page 33 is amended and restated in its entirety as follows (with added text shown in bold underline and deleted text shown in ~~strikethrough~~):

From time to time dating back to 2023, members of Bio-Techne’s senior management team have received expressions of interest and held preliminary discussions regarding a potential acquisition of Bio-Techne (a “Possible Transaction”), including from Parent and from two other strategic parties, which we refer to as “Party A” and “Party B.” During this period, Bio-Techne’s senior management and Bio-Techne’s financial advisor, Goldman Sachs & Co. LLC (“Goldman Sachs”), engaged in periodic discussions with Parent and its financial advisors, Guggenheim Securities, LLC (“Guggenheim”) and, beginning in 2025, J.P. Morgan Securities LLC (“JPMorgan”), including verbal expressions of interest made by Parent in the second quarter of 2023 to acquire all of the outstanding shares of Bio-Techne Common Stock at prices in the range of $92 to $95 per share, when Bio-Techne Common Stock was trading in the range of $73.76 to $85.98 per share and, at the end of the second quarter of 2023, had a 52-week high of $97.96 per share. Neither Party A nor Party B proposed a purchase price in connection with these preliminary discussions, and ~~However,~~ none of these discussions progressed to a Possible Transaction.

b.	The disclosure in the last sentence of the seventh paragraph of page 35 is amended and restated in its entirety as follows (with added text shown in bold underline):

Outside the presence of Goldman Sachs, after discussing the Goldman Sachs relationship disclosure letter, the proposed terms of the engagement of Goldman Sachs (including benchmarking data regarding the proposed fees to be paid to Goldman Sachs) and the fact that Goldman Sachs had advised the Board for many years including with respect to the prior inquiries and proposals of Parent, the Board delegated approval of the terms of Goldman Sachs’ engagement letter to the Audit Committee (which subsequently authorized the engagement of Goldman Sachs on the terms described to the Board).

c.	The disclosure in the fifth paragraph on page 36 is amended and restated in its entirety as follows (with added text shown in bold underline):

Also on May 28, 2026, Party A entered into a confidentiality agreement (without a standstill) with Bio-Techne.

d.	The disclosure in the penultimate paragraph on page 38 is amended and restated in its entirety as follows (with added text shown in bold underline):

Also on June 18, 2026, Party C entered into a confidentiality agreement (without a standstill) with Bio-Techne.

e.	The disclosure in the fourth paragraph of page 41 is amended and restated in its entirety as follows (with added text shown in bold underline):

Also on June 24, 2026, Goldman Sachs provided the Board with an updated relationship disclosure letter providing a customary summary of Goldman Sachs’ relationships with Parent and its affiliates, which reflected no changes from the prior disclosures with respect to such relationships reviewed with the Board on May 27, 2026.

f.	The disclosure in the last paragraph of page 41 is amended by adding the following sentence at the end of such paragraph:

From July 2025 until the parties’ entry into the Merger Agreement, there were no discussions or negotiations regarding any post-closing employment arrangement between Bio-Techne or any of its executive officers, on the one hand, and Parent or any of the other potential counterparties to a Possible Transaction, on the other hand.

2.	The section of the Proxy Statement entitled “The Merger—Opinion of Bio-Techne’s Financial Advisor” is amended, restated and supplemented as follows:

a.
The disclosure in the last paragraph on page 51, which continues onto page 52, is amended and restated in its entirety as follows (with added text shown in bold underline and deleted text shown in ~~strikethrough~~):

Goldman Sachs derived ranges of illustrative enterprise values for Bio-Techne by adding the ranges of present values it derived above. Goldman Sachs then subtracted the amount of Bio-Techne’s total debt of approximately $200 million and added the amount of Bio-Techne’s cash and cash equivalents of approximately $210 million, its investment in Spear Bio of approximately $15 million, its divestiture-related notes receivable of approximately $11 million and the market value of its equity investment in MDxHealth of approximately $1 million, in each case, as provided by and approved for Goldman Sachs’ use by the management of Bio-Techne, to derive a range of illustrative equity values for Bio-Techne. Goldman Sachs then divided the range of illustrative equity values it derived by ~~the number of~~ a range of approximately 157.3 million to 157.8 million fully diluted outstanding shares of Bio-Techne as of June 19, 2026, calculated using information provided by and approved for Goldman Sachs’ use by the management of Bio-Techne ~~as provided by and approved for Goldman Sachs’ use by the management of Bio-Techne~~, using the treasury stock method, to derive a range of illustrative present values per share of Bio-Techne Common Stock ranging from $58 to $72.

b.	The disclosure in the second paragraph on page 52 is amended and restated in its entirety as follows (with added text shown in bold underline and deleted text shown in ~~strikethrough~~):

Goldman Sachs derived ranges of illustrative enterprise values for Bio-Techne by adding the ranges of present values it derived above. Goldman Sachs then subtracted the amount of Bio-Techne’s ~~total~~ net debt for each of the fiscal years ending June 30, 2027, June 30, 2028 and June 30, 2029, of approximately $110 million, $(192) million and $(551) million, respectively ~~and added the amount of Bio-Techne’s cash and cash equivalents, its investment in Spear Bio, its divestiture-related notes receivable and the market value of its equity investment in MDxHealth~~, in each case, as provided by and approved for Goldman Sachs’ use by the management of Bio-Techne, and illustratively assumed the impact of the acquisition of the remaining 80.1% of Wilson Wolf in the fiscal year ending June 30, 2028 on the fiscal year ending June 30, 2027’s net debt, from the respective implied enterprise values in order to derive a range of illustrative equity values for Bio-Techne as of the end of each of the fiscal years ending June 30, 2027 through June 30, 2029. Goldman Sachs then divided these implied equity values by ~~the~~ a range of projected year-end number of fully diluted outstanding shares of Bio-Techne Common Stock of approximately 160.3 million to 168.8 million for each of the fiscal years ending June 30, 2027 through June 30, 2029, calculated using information provided by and approved for Goldman Sachs’ use by the management of Bio-Techne, to derive a range of implied future values per share of Bio-Techne Common Stock. Goldman Sachs then added the cumulative dividends per share expected to be paid to Bio-Techne shareholders through the end of each of the fiscal years ending June 30, 2027 through June 30, 2029. Goldman Sachs then discounted these implied future equity values per share of Bio-Techne Common Stock to March 31, 2026, using an illustrative discount rate of 10.3%, reflecting an estimate of Bio-Techne’s cost of equity. Goldman Sachs derived such discount rate by application of the capital asset pricing model, which requires certain company-specific inputs, including a beta for Bio-Techne, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $45 to $74 per share of Bio-Techne Common Stock.

c.	The disclosure in the first paragraph on page 53 is amended and restated in its entirety as follows (with added text shown in bold underline and deleted text shown in ~~strikethrough~~):

Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM Adjusted EBITDA multiples of 17.5x to 24.5x to Bio-Techne’s LTM Adjusted EBITDA (Core) of approximately $421 million as of March 31, 2026, to derive a range of implied enterprise values for Bio-Techne. Goldman Sachs then subtracted the amount of Bio-Techne’s total debt of approximately $200 million and added the amount of Bio-Techne’s cash and cash equivalents of approximately $210 million, the value of Bio-Techne’s equity method investment in Wilson Wolf of approximately $231 million, its investment in Spear Bio of approximately $15 million, its divestiture-related notes receivable of approximately $11 million and the market value of its equity investment in MDxHealth of approximately $1 million, in each case, as provided by and approved for Goldman Sachs’ use by the management of Bio-Techne, and divided the result by ~~the number of~~ a range of approximately 157.0 million to 157.6 million fully diluted outstanding shares of Bio-Techne Common Stock as of June 19, 2026, ~~as~~ calculated using information provided by and approved for Goldman Sachs’ use by the management of Bio-Techne, to derive a reference range of implied values per share of Bio-Techne Common Stock of $49 to $67.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements based on current assumptions and forecasts made by Bio-Techne or Merck KGaA, Darmstadt, Germany management. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this Current Report on Form 8-K, other than those relating to historical information or current conditions, are forward-looking statements. Actual results could differ materially from those projected or forecasted in the forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation or development and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Bio-Techne or realize the anticipated benefits of the proposed transaction in the expected timeframes or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Bio-Techne’s operations into those of Merck KGaA, Darmstadt, Germany, given such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Bio-Techne’s shareholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; the possibility that competing offers or acquisition proposals for Bio-Techne will be made; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Bio-Techne; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact Bio-Techne’s or Merck KGaA, Darmstadt, Germany’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Bio-Techne’s common stock, including if the proposed transaction is not consummated; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Bio-Techne’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required to complete the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule or regarding accounting and tax treatments of the proposed transaction; the impact of indebtedness to be incurred by Merck KGaA, Darmstadt, Germany in connection with the proposed transaction; the effects of the business combination of Bio-Techne and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; third parties may claim that Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s products infringe their intellectual property rights; fluctuations in non-U.S. currencies could result in transaction losses; acts of war and terrorism may adversely affect Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s business; the volatility of the international marketplace; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on Merck KGaA, Darmstadt, Germany’s website at https://www.emdgroup.com/en or in Bio-Techne’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2026 and Bio-Techne’s other filings with the SEC, which are available at http://www.sec.gov and on Bio-Techne’s website at https://www.bio-techne.com. Except as otherwise required by law, neither Bio-Techne nor Merck KGaA, Darmstadt, Germany assumes any liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This Current Report on Form 8-K relates to the proposed transaction involving Bio-Techne and Merck KGaA, Darmstadt, Germany. In connection with the proposed transaction, Bio-Techne has filed relevant materials with the SEC, including the Proxy Statement. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Bio-Techne files with the SEC or sends to Bio-Techne’s shareholders in connection with the proposed transaction. SHAREHOLDERS OF BIO-TECHNE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, or on Bio-Techne’s website at https://www.bio-techne.com.

Participants in Solicitation

Bio-Techne and its directors and executive officers, and Merck KGaA, Darmstadt, Germany and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Bio-Techne common stock in respect of the proposed transaction. Information about the directors and executive officers of Bio-Techne is set forth (i) in Bio-Techne’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on September 19, 2025, which is available here, including under the headings “Proposal 2: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Executive Compensation” and “Share Information”, and (ii) under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Current Report on Form 8-K filed by Bio-Techne with the SEC on February 11, 2026 (which is available here). To the extent holdings of Bio-Techne’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC that are or will be available at the SEC’s website, http://www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and may be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: September 14, 2026	By:	/s/ Shane V. Bohnen
Name: Shane V. Bohnen
Title: Senior Vice President, General Counsel and Secretary